Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Advanced Photonix, Inc., (the "Company") on Form 10-KSB for the period ending March 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




June 26, 2003                                /s/ Richard D. Kurtz
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Date                                         Richard D. Kurtz
                                             Chief Executive Officer




June 26, 2003                                /s/ Paul D. Ludwig
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Date                                         Paul D. Ludwig
                                             President




June 26, 2003                                /s/ Susan A. Schmidt
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Date                                         Susan A. Schmidt
                                             Chief Financial Officer & Secretary